UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________________________

FORM 8-K

_________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

_________________________________________

Acutus Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

_________________________________________

Delaware	001-39430	45-1306615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Faraday Ave., Suite 100 Carlsbad, CA		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 232-6080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

_________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	AFIB	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Existing Credit Agreement

As previously announced, on November 8, 2023, Acutus Medical, Inc. (the “Company”) initiated a strategic realignment of resources and corporate restructuring (the “Restructuring”). To facilitate the transactions contemplated under the Restructuring, the Company and Deerfield Partners, L.P. and Deerfield Private Design Fund III, L.P. (collectively, the “Lenders”) entered into that certain Amendment No. 2, dated as of November 8, 2023 (“Amendment No. 2”) to the Amended and Restated Credit Agreement, dated as of June 30, 2022 (as amended by Amendment No. 1, dated as of August 4, 2023), by and among the Company, the Lenders from time to time party thereto and Wilmington Trust, National Association, as the Administrative Agent (the “Existing Credit Agreement”, and the Existing Credit Agreement as further amended by Amendment No. 2, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

Pursuant to Amendment No. 2, the Existing Credit Agreement was amended to, among other things: (i) adjust and increase the amortization schedule such that payments commence on June 30, 2024 and are made 12, 24 and 36 months (i.e., the scheduled maturity date) following June 30, 2024; (ii) limit the business activities the Company may engage in and (iii) require the Company to maintain a minimum liquidity of $10,000,000 at all times, in exchange for fees paid by the Company.

Except as amended by Amendment No. 2, the remaining terms of the Existing Credit Agreement remain in full force and effect.

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Material Relationships

Andrew ElBardissi, a member of the Board of Directors of the Company, is a partner in Deerfield Management Company, L.P., the investment manager of Deerfield Partners, L.P. and Deerfield Private Design Fund III, L.P., the Lenders under the Credit Agreement and principal stockholders of the Company.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Amendment No. 2 to Existing Credit Agreement dated as of November 8, 2023, by and among the Company and the Lenders party thereto, and acknowledged by Wilmington Trust, National Association, as Administrative Agent
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Acutus Medical, Inc.

Date: November 9, 2023	By:	/s/ Tom Sohn
Tom Sohn
Chief Administrative Officer, General Counsel and Secretary